                                                                  Exhibit 10(ii)


                            NUTRAMAX PRODUCTS, INC.
                               9 Blackburn Drive
                             Gloucester, MA  01930


                                           Dated as of:  May 7, 1998


BankBoston, N.A.
  Individually and as Agent
100 Federal Street
Boston, Massachusetts  02110

Fleet National Bank
One Federal Street
Boston, MA  02109

National Bank of Canada
One Federal Street, 27th Floor
Boston, MA  02110

The Sumitomo Bank, Limited
450 Lexington Avenue, Suite 1700
New York, NY  10017

Senior Debt Portfolio
c/o Eaton Vance Management
24 Federal Street
Boston, MA  02110

     Re:  Fifth Amendment to Revolving Credit and Term Loan Agreement
          -----------------------------------------------------------

Ladies and Gentlemen:

     We refer to the Revolving Credit and Term Loan Agreement dated as of December 30, 1996, as amended by a First Amendment to Revolving Credit and Term Loan Agreement dated as of September 11, 1997, by a Second Amendment to Revolving Credit and Term Loan Agreement dated as of November 26, 1997, by a Third Amendment to Revolving Credit and Term Loan Agreement dated as of January 20, 1997

(and effective as of September 28, 1997), and by a Fourth Amendment to Revolving Credit and Term Loan Agreement dated as of March 31, 1998, (as so amended, the "Loan Agreement"), among NutraMax Products, Inc. (the "Borrower"), the banking institutions referred to therein as Banks (the "Banks") and The First National Bank of Boston (now known as BankBoston, N.A.), as agent (the "Agent"). Upon the terms and subject to the conditions contained in the Loan Agreement, you agreed to make Revolving Loans and Term Loans to, and issue Letters of Credit for the account of, the Borrower.

     Terms used in this letter of agreement (the "Fifth Amendment") which are not defined herein, but which are defined in the Loan Agreement, shall have the same respective meanings herein as therein.

     We have requested and you have agreed to make certain modifications of the Loan Documents (collectively, the "Modifications"), and you have advised us that you are prepared and would be pleased to make the Modifications so requested by us on the condition that we join with you in this Fifth Amendment.

     Accordingly, in consideration of these premises, the promises, mutual covenants and agreements contained in this Fifth Amendment, and fully intending to be legally bound by this Fifth Amendment, we hereby agree with you as follows:

                                   ARTICLE I
                                   ---------

                          AMENDMENTS TO LOAN AGREEMENT
                          ----------------------------

     Effective as of May 7, 1998 (the "Fifth Amendment Date"), the Loan Agreement is amended in each of the following respects:

          (a) The terms "Loan Documents" and "Security Documents" shall, wherever used in any of the Loan Documents or Security Documents, be deemed to also mean and include this Fifth Amendment.

          (b) The term "Subordinated Debt Documents" shall, whenever used in any of the Loan Documents or Security Documents, be deemed to also mean and include any required consents in form and substance reasonably satisfactory to the Banks and the Agent, between the Borrower and ING, as referenced in Article III(f)(ii) below.

          (c) The term "Obligations" shall, whenever used in any of the Loan Documents or Security Documents, be deemed to also mean and include any and all Overadvances.

          (d) Section 2 of the Agreement is amended by inserting at the end thereof the following a new Section 2.20:

         "2.20 Notwithstanding the provisions of Sections 2.1(a), at the Borrower's request, the Banks will make Revolving Loans to the Borrower at a time when the debit balance in the Loan Account in respect of Revolving Loans and Letters of Credit exceeds the Borrowing Base or which cause the debit balance in the Loan Account in respect of Revolving Loans and Letters of Credit to exceed the Borrowing Base (any such Loan or Loans being herein referred to individually as an "Overadvance" and collectively as "Overadvances"), provided that: (i)_the aggregate amount of the Overadvances at any one time outstanding shall not exceed $2,000,000; (ii)_in no event shall the debit balance in the Loan Account in respect of Revolving Loans and Letters of Credit at any one time outstanding exceed the Revolving Credit Commitments of all of the Banks; and (iii)_no Default or Event of Default shall exist hereunder at the time any Overadvance is requested or outstanding. Failure of the Borrower to maintain any of the foregoing conditions (other than the condition under clause (iii) that no Default shall exist) shall constitute an immediate Event of Default hereunder, and shall be deemed to be a failure to perform an Obligation hereunder. The Agent shall enter such Overadvances, along with all interest, expenses and charges relating thereto, as debits in the Loan Account. Notwithstanding anything contained in this Section_2 or otherwise, unless sooner demanded as a result of the failure to meet any of the conditions set forth in clauses_(i) through (iii) above, the Borrower shall pay all outstanding Overadvances on or before August_31, 1998 (the "Overadvance Termination Date").

         Prior to the occurrence of an Event of Default, outstanding Overadvances bearing interest with reference to the Base Rate shall bear interest at the rate per annum equal to (i)_one percent (1%) plus (ii) the rate then applicable to Base Rate Loans (e.g., the Base Rate plus the Applicable Base Rate Margin then in effect), and outstanding Overadvances bearing interest with reference to the Eurodollar Rate shall bear interest at the rate per annum equal to (i)_one percent (1%) plus (ii)_ the rate then applicable to Eurodollar Loans (e.g., the Adjusted Eurodollar Rate plus the Applicable Eurodollar Margin). After the occurrence of any Default or Event of Default, outstanding Overadvances shall bear interest at the default rate otherwise applicable to the Loans pursuant to Section 2.15(a) plus one percent (1%)."

          (e) Notwithstanding the provisions of Section 5.1(c) of the Loan Agreement, it is agreed that during the period commencing on the Fifth Amendment Date and ending on the Overadvance Termination Date, a Borrowing Base Report shall be delivered to the Agent on the 15th and last day of each fiscal month during such period, setting forth the Borrowing Base as of each such date.

          (f) Section 5.5 of the Loan Agreement is amended by inserting the following new sentence at the end thereof:

         "Without limitation of the foregoing, it is agreed that the Borrower shall meet with the Agent on at least a monthly basis, upon the Agent's request, to discuss the financial condition of the Borrower and such other matters as the Agent may deem pertinent."


                                  ARTICLE II
                                  ----------

                   REPRESENTATIONS, WARRANTIES AND COVENANTS
                   -----------------------------------------

     The Borrower hereby represents, warrants and covenants to you as follows:

     (a)  Representations in Loan Agreement.  Each of the representations and
          ---------------------------------
warranties made by the Borrower to you in the Loan Agreement was true, correct and complete when made and is true, correct and complete in all material respects on and as of the date hereof with the same full force and effect as if each of such representations and warranties had been made by the Borrower on the date hereof and in this Fifth Amendment.

     (b)  No Defaults or Events of Default.  No Default or Event of Default
          --------------------------------
exists on the date of this Fourth Amendment (after giving effect to all of the arrangements and transactions contemplated by this Fifth Amendment).

     (c)  Binding Effect of Documents.  This Fifth Amendment has been duly
          ---------------------------
executed and delivered to you by the Borrower and the Subsidiaries (as the case may be) and is in full force and effect as of the date hereof, and the agreements and obligations of the Borrower and the Subsidiaries (as the case may be) contained herein constitute legal, valid and binding obligations of the Borrower and the Subsidiaries (as the case may be) enforceable against them in accordance with their terms.

                                  ARTICLE III
                                  -----------

                       PROVISIONS OF GENERAL APPLICATION
                       ---------------------------------

     (a)  No Other Changes.  Except to the extent specifically amended and
          ----------------
supplemented hereby, all of the terms, conditions and the provisions of the Loan Agreement, the Notes and each of the other Loan Documents shall remain unmodified, and the Loan Agreement, the Notes and each of the other Loan Documents, as amended and supplemented by this Fifth Amendment, are confirmed as being in full force and effect.

     (b)  Governing Law.  This Fifth Amendment is intended to take effect as a
          -------------
sealed instrument and shall be deemed to be a contract under the laws of The Commonwealth of Massachusetts. This Fifth Amendment and the rights and obligations of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the Commonwealth of Massachusetts.

     (c)  Binding Effect; Assignment.  This Fifth Amendment shall be binding
          --------------------------
upon and inure to the benefit of each of the parties hereto and their respective successors in title and assigns.

     (d)  Counterparts.  This Fifth Amendment may be executed in any number of
          ------------
counterparts, each of which when executed and delivered shall be deemed an original, but all of which together shall constitute one instrument. In making proof of this Fifth Amendment, it shall not be necessary to produce or account for more than one counterpart hereof signed by each of the parties hereto.

     (e)  Conflict with Loan Agreement.  If any of the terms of this Fifth
          ----------------------------
Amendment shall conflict in any respect with any of the terms of the Loan Agreement or any other Loan Document, the terms of this Fifth Amendment shall be controlling.

     (f)  Conditions Precedent.  This Fifth Amendment shall become and be
          --------------------
effective as of the Fifth Amendment Date, but only if:

          (i) the form of acceptance at the end of this Fifth Amendment shall be signed by the Borrower, each Subsidiary, the Agent and the Majority Banks; and

          (ii) the Banks and the Agent shall have received satisfactory evidence that Internationale Nederlanden (U.S.) Capital Corporation ("ING") has provided any and all required consents to the Modifications and, to the extent necessary, has entered into modifications to the Subordinated Debt

          Documents in form and substance satisfactory to the Banks and the Agent in connection therewith.

     If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Fifth Amendment and return such counterpart to the undersigned, whereupon this Fifth Amendment, as so accepted by you, shall become a binding agreement among you and the undersigned.

                                                Very truly yours,

                                                The Borrower:
                                                -------------

                                                NUTRAMAX PRODUCTS, INC.

                                                By: /s/ Robert F. Burns
                                                    ---------------------------
                                                    Title: Vice President



                  (reminder of page intentionally left blank)

     The foregoing Fifth Amendment is hereby accepted by the undersigned effective as of May __, 1998.


The Agent:
---------

BANKBOSTON, N.A. (f/k/a The First National Bank of Boston), individually and as Agent


By: /s/ Timothy G. Clifford
    ---------------------------------
    Title: Director


FLEET NATIONAL BANK


By: /s/ Ann M. Meade
    ---------------------------------
    Title: Vice President


NATIONAL BANK OF CANADA


By: /s/ Edward T. Paslawski
    ---------------------------------
    Title: Vice President


By: /s/ Leonard J. Pellecchia
    ---------------------------------
    Title: Vice President


THE SUMITOMO BANK, LIMITED


By: /s/ Jeffrey Frost
    ---------------------------------
    Title: Vice President


By: /s/ Brian M. Smith
    ---------------------------------
    Title: Senior Vice President

SENIOR DEBT PORTFOLIO


By:  Boston Management and Research,
     as investment advisor


     By: /s/ Scott H. Page
         ----------------------------
         Title: Vice President

                             CONSENT OF GUARANTORS
                             ---------------------


     Each of the undersigned has guaranteed the Obligations under (and as defined in) the Agreement by executing separate Guaranties, each dated as of December 30, 1996 (or, in the case of the last three signatories listed below, as of September 11, 1997). By executing this letter, each of the Subsidiaries hereby absolutely and unconditionally reaffirms the Guaranty to which it is a party, and acknowledges and agrees to the terms and conditions of this letter agreement and the Loan Agreement and the other Loan Documents as amended hereby (including, without limitation, the making of the representations and warranties and the performance of the covenants applicable to it herein or therein).

                                    NUTRAMAX HOLDINGS, Guarantor


                                    By: /s/ Robert F. Burns
                                        --------------------------
                                        Title: Vice President


                                    NUTRAMAX HOLDINGS II, Guarantor


                                    By: /s/ Robert F. Burns
                                        --------------------------
                                        Title: Vice President


                                    OPTOPICS LABORATORIES, INC., Guarantor


                                    By: /s/ Robert F. Burns
                                        --------------------------
                                        Title: Vice President


                                    FAIRTON REALTY, INC., Guarantor


                                    By: /s/ Robert F. Burns
                                        --------------------------
                                        Title: Vice President


                                    ORAL CARE, INC., Guarantor


                                    By: /s/ Robert F. Burns
                                        --------------------------
                                        Title: Vice President

                                    FLORENCE REALTY, INC., Guarantor


                                    By: /s/ Robert F. Burns
                                        --------------------------
                                        Title: Vice President


                                    POWERS PHARMACEUTICAL CORP.,
                                    Guarantor


                                    By: /s/ Robert F. Burns
                                        --------------------------
                                        Title: Vice President


                                    CERTIFIED CORP., Guarantor


                                    By: /s/ Robert F. Burns
                                        --------------------------
                                        Title: Vice President


                                    ADHESIVE COATINGS, INC.,
                                    Guarantor


                                    By: /s/ Robert F. Burns
                                        --------------------------
                                        Title: Vice President



                                    ELMWOOD PARK REALTY, INC.,
                                    Guarantor


                                    By: /s/ Robert F. Burns
                                        --------------------------
                                        Title: Vice President

                                    FIRST AID PRODUCTS, INC., Guarantor


                                    By: /s/ Robert F. Burns
                                        --------------------------
                                        Title: Vice President